UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

Hamilton Lane Alliance Holdings I, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39884	85-3019776
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Presidential Blvd., Floor 4 Bala Cynwyd, PA		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 934-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-third of one redeemable Warrant	HLAHU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HLAH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	HLAHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 15, 2021, Hamilton Lane Alliance Holdings I, Inc. (the “Company”) completed its initial public offering (the “IPO”) of 27,600,000 units (the “Units”), including 3,600,000 Units sold pursuant to the full exercise of the underwriter’s option to purchase additional Units to cover overallotments, at an offering price of $10.00 per Unit and a private placement of 5,013,333 warrants with HL Alliance Holdings Sponsor LLC (the “Sponsor”) at a price of $1.50 per warrant (the “Private Placement”). The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, totaling $276,000,000 in the aggregate (the “Trust Account Proceeds”), were placed in a trust account with Continental Stock Transfer & Trust Company established for the benefit of the Company’s public stockholders and the underwriter of the IPO. Except for the withdrawal of interest earned on the Offering Proceeds in the trust account to fund the Company’s franchise and income taxes, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the completion of the Company’s initial business combination or the redemption by the Company of 100% of the outstanding shares of Class A common stock issued by the Company in the IPO if the Company does not consummate an initial business combination within 24 months after the closing of the IPO.

An audited balance sheet as of January 15, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2021

HAMILTON LANE ALLIANCE HOLDINGS I, INC.

By:	/s/ Andrea Anigati (Kramer)
Name:	Andrea Anigati (Kramer)
Title:	Chief Executive Officer